SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[ X ] Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        Money Market Obligations Trust
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               (Name of Registrant as Specified In Its Charter)
                             Federated Investors
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ] No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------

      3)    Filing Party:
            ------------------------------------------------------------

      4)    Date Filed:





Money Market Obligations Trust
Prime Value Obligations Fund
Prime Management Obligations Fund


Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Money Market Obligations Trust (the "Trust") will hold a special meeting of shareholders of Prime Value Obligations Fund and Prime Management Obligations Fund on May 31, 2006. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposal and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issue am I being asked to vote on?
The Investment Company Act of 1940 requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. The Funds' current limitation on lending does not specifically permit the Funds to loan their assets to affiliated funds.

It is proposed that the lending limitation of the Funds be revised to permit the Funds to loan their assets to other Federated Funds.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone or through the Internet. Please refer to your ballot for the appropriate telephone number and internet address. If you choose to help save time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service
Representative.  Federated's toll-free number is 1-800-341-7400.

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 After careful consideration, the Board of Trustees has unanimously approved
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      these proposals. The Board of Trustees recommends that you read the enclosed materials
                     carefully and vote FOR the proposal.






                                                                    PRELIMINARY
                         MONEY MARKET OBLIGATIONS TRUST

                          Prime Value Obligations Fund
                        Prime Management Obligations Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD May 31, 2006



     A Special Meeting of the shareholders of Prime Value Obligations Fund and Prime Management Obligations Fund, (the "Funds") portfolios of Money Market Obligations Trust (the "Trust"), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on May 31, 2006, at 2:00 p.m. (Eastern Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters with respect to the Trust:

1. To amend each of the Funds' fundamental investment limitation regarding each Fund's ability to lend its assts; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed March 23, 2006, as the record date for determination of shareholders entitled to vote at the meeting.


                                    By Order of the Board of Trustees

                                    John W. McGonigle
                                    Secretary


April 10, 2006


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           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
                         TO AVOID ADDITIONAL EXPENSE.

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to attend the meeting, please mark, sign, date and return the enclosed Proxy so that the necessary quorum may be represented at the Special Meeting. The enclosed envelope requires no postage if mailed in the United States.
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                                TABLE OF CONTENTS
About the Proxy Solicitation and the Meeting......................

Approval of Revisions to the Fund's Fundamental Investment Limitations Regarding Each
Fund's Ability to Lend Its Assets.................................

Information About the Trust.......................................

Proxies, Quorum and Voting at the Meeting.........................

Share Ownership of the Trustees...................................

Other Matters and Discretion of Attorneys Named in the Proxy......


                                                                    PRELIMINARY

                                 PROXY STATEMENT


                         MONEY MARKET OBLIGATIONS TRUST

                          Prime Value Obligations Fund
                        Prime Management Obligations Fund

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

About the Proxy Solicitation and the Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees ("Board" or "Trustees") of the Money Market Obligations Trust (the "Trust"). The proxies will be voted at the special meeting of shareholders of Prime Value Obligations Fund and Prime Management Obligations Fund (each a "Fund" and collectively the "Funds") portfolios of the Trust to be held on May 31, 2006, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the investment adviser for the Funds, Federated Investment Management Company (the "Adviser"). In addition to the solicitation through the mail, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, through a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such person.

     At its meeting on February 16, 2006, the Board approved a change to each Fund's investment policy with regard to lending its assets. The change is subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy and the enclosed proxy card are expected to be mailed on or about April 10, 2006, to shareholders of record at the close of business on March 23, 2006 (the "Record Date").

On the Record date, the Funds had outstanding, the following number of shares of beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

      Prime Value Obligations Fund                    ________
      Prime Management Obligations Fund               __________

The Funds' combined annual prospectuses, which includes audited financial statements for each Fund for the fiscal year ended July 31, 2005, and the combined semi-annual report, which includes unaudited financial statements for each Fund for the period ended January 31, 2006, have been previously mailed to shareholders. If you have not received these reports, or would like to receive additional copies, free of charge, please write the Trust at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000 or call the Trust at 1-800-341-7400.


                                    PROPOSAL
 APPROVAL OF REVISIONS TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION REGARDING
                     EACH FUND'S ABILITY TO LEND ITS ASSETS

The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are referred to as "fundamental policies". Under the 1940 Act, the Funds' policies concerning their ability to lend their assets must be fundamental.

The Fund's have obtained exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Funds to loan their assets to affiliated funds. Each loan by a Fund to an affiliated fund will comply with the conditions communicated in the exemptive orders.

The Funds current limitation on lending does not specifically permit the Funds to loan their assets to affiliated funds. The proposed language would permit the Funds to enter into lending agreements under which the Funds would lend money for temporary purposes directly to other Federated Funds through a credit facility ("Interfund Loan"). It is believed that the use of the credit facility could increase the Funds' ability to earn higher rates of interest on short-term loans.

The rates received by the Funds on Interfund Loans would be calculated by the average of the "Repo Rate" and the "Bank Loan Rate." The Repo Rate would be the highest rate available to the Funds from investments in overnight repurchase agreements. The Bank Loan Rate would be calculated by Federated on each day that an Interfund Loan is made. The Trustees have established a formula to calculate the Bank Loan Rate and will make this information publicly available. The formula is designed to approximate the lowest interest rate at which bank short-term loans would be available to other Federated Funds seeking to borrow from the Funds. The procedure is designed to give the Funds favorable rates as compared to alternative investments.

The Funds current policy on lending provides:

      A Fund may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and principal interests.

It is proposed that the lending limitation of the Funds be revised to specifically permit the Funds to lend their assets to other Federated funds. Upon approval by the Funds' shareholders, the fundamental investment policy for each Fund with regard to lending assets will provide:

      A Fund may not make loans except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivative contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and principal interests.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS VOTE FOR THE PROPOSAL


                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Special Meeting

     Shareholders of each of the Funds will vote separately with regard to the matters submitted for a shareholder vote and approval or disapproval by shareholders of one Fund will not affect the approval or disapproval by shareholders of another Fund. Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve the proposal. Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of each Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal made in respect of such Fund.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal. All such adjournments will require a majority of the votes cast entitled to vote thereon at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.




Share Ownership of the Fund


[To be filed in the Definitive Proxy]

Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.

     At the close of business on the Record date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the respective Funds.

     Prime Value Obligations fund: The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional
Shares:

     Prime Value Obligations fund: The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares

     Prime Value Obligations fund: The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Capital Shares:

     Prime Management Obligations Fund: The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Capital Shares:

     Prime Management Obligations Fund: The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares:

     Prime Management Obligations Fund: The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares:


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting. Any proposal submitted after this date will be deemed untimely and not considered.

     No business other than the matters described above are expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

--------------------------------------------------------------------------------
  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.
--------------------------------------------------------------------------------

                                              By Order of the Board of Trustees,


                                                              John W. McGonigle
                                                                      Secretary


April 10, 2006

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides so-called "householding", as permitted by applicable rules. The Funds' "householding" program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent "implied consent" if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty 60 days before they begin "householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time by contacting the Funds by mail at: Money Market Obligations Trust, 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7000: shareholders who purchased shares through a financial intermediary should contact their representative; other shareholders may call the Funds at 1-800-341-7400.



                         MONEY MARKET OBLIGATIONS TRUST

                          Prime Value Obligations Fund

                        Prime Management Obligations Fund



Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779






KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Value Obligations Fund and Prime Management Obligations Fund (the "Funds"), portfolios of Money Market Obligations Trust (the "Trust"), hereby appoint Todd
P. Zerega, James G. Whetzel, Suzanne W. Land, Megan W. Clement, Catherine C. Ryan and Heidi B. Loeffert, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Funds' which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on May 31, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


1. To amend each of the Funds' fundamental investment limitation regarding each Fund's ability to lend its assts; and


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated

                                          Signature

                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

    You may also vote your shares by touchtone phone by calling 1-888-221-0697 or through the Internet at www.proxyweb.com